Exhibit 99.(h)(4)

AMENDMENT

To Transfer Agency and Service Agreement
Between
Morgan Stanley Mutual Funds
And
Boston Financial Data Services, Inc.

This amendment, made as of this 23rd  day of May 2017, (the “Amendment”) amends the Transfer Agency and Service Agreement dated April 1, 2013 and effective July 1, 2013, (the “Agreement”) between Boston Financial Data Services, Inc. and each of the entities, individually and not jointly, as listed on Schedule A to the Agreement.  In accordance with Section 16.1 (Amendment) of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Money Market Reform(MMR). The following Section 1.1(dd) shall be added to the Agreement immediately following Section 1.1(cc):

“1.1 (dd) Money Market Reform(MMR).  With respect to the Funds designated as money market funds, the Transfer Agent shall provide the services outlined in this Section 1.1 in accordance with certain internal operating procedures mutually agreed upon with the Funds (the “MMR Procedures”).  The MMR Procedures include but are not limited to: (i) the number and times at which the NAV for certain money market funds will be calculated; (ii) the process for changes in such NAV calculation times; (iii) the implementation or modification of liquidity fees when requested by the Fund; and (iv) the imposition of ‘redemption gates’ when directed by the Fund and the rejection of trades when such gates are in place.  The parties shall work together to update such MMR Procedures from time to time as they determine necessary in order to maintain compliance with the laws, rules and regulations applicable to money market funds.  The Transfer Agent and the Fund shall mutually agree on any additional reporting that may be provided with respect to the servicing of the money market funds.”

2.	Schedule 3.1 (Fees and Expenses). Schedule 3.1 (“Fees and Expenses”) to the Agreement is hereby amended to add the following new section immediately after “IRA Custodial Fees”:

Implementation Fee[1]	Waived
Annual Base Fee	$150,000 per year
Institutional CUSIP Fee[2]
Funds with three NAV strikes Funds with one NAV strike	$18,000 per year $6,000 per year
Per Event Fees
Event Minimum Per Associate Fee	$15,000 per event $500 per day

1 Standard implementation fees are waived; any request for client specific testing will be billed at existing technical support rate.
2 The CUSIP fee applies to any CUSIP for which Transfer Agent will support a floating NAV requiring same day settlement.

3.	All defined terms in the Agreement shall be the same in this amendment (the “Amendment”) except as specifically revised by this Amendment.

4.	Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

EACH OF THE ENTITIES, INDIVIDUALLY AND NOT JOINTLY, AS LISTED ON SCHEDULE A	BOSTON FINANCIAL DATA SERVICES, INC.

By: /s/ Francis J. Smith	By: /s/ Joseph M. Filardo

Name: Francis J. Smith	Name: Joseph M. Filardo

Title: Treasurer	Title: Vice President

SCHEDULE A (as of May 1, 2017)
Type of Entity:	Jurisdiction
			Morgan Stanley Institutional Fund Trust – 9 underlying funds:
Trust	PA	1	Morgan Stanley Institutional Fund Trust – Global Strategist Portfolio
Trust	PA	2	Morgan Stanley Institutional Fund Trust – Core Plus Fixed Income Portfolio
Trust	PA	3	Morgan Stanley Institutional Fund Trust – Corporate Bond Portfolio
Trust	PA	4	Morgan Stanley Institutional Fund Trust – Global Multi-Asset Income Portfolio
Trust	PA	5	Morgan Stanley Institutional Fund Trust – High Yield Portfolio
Trust	PA	6	Morgan Stanley Institutional Fund Trust – Short Duration Income Portfolio
Trust	PA	7	Morgan Stanley Institutional Fund Trust – Mid Cap Growth Portfolio
Trust	PA	8	Morgan Stanley Institutional Fund Trust – Strategic Income Portfolio
Trust	PA	9	Morgan Stanley Institutional Fund Trust – Ultra-Short Income Portfolio
			Morgan Stanley Institutional Fund, Inc. – 30 underlying funds:
Fund	MD	1	Morgan Stanley Institutional Fund, Inc. – Active International Allocation Portfolio
Fund	MD	2	Morgan Stanley Institutional Fund, Inc. – Advantage Portfolio
Fund	MD	3	Morgan Stanley Institutional Fund, Inc. – Asia Opportunity Portfolio
Fund	MD	4	Morgan Stanley Institutional Fund, Inc. – Emerging Markets Breakout Nations Portfolio
Fund	MD	5	Morgan Stanley Institutional Fund, Inc. – Emerging Markets Fixed Income Opportunities Portfolio
Fund	MD	6	Morgan Stanley Institutional Fund, Inc. – Emerging Markets Leaders Portfolio
Fund	MD	7	Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio
Fund	MD	8	Morgan Stanley Institutional Fund, Inc. – Emerging Markets Small Cap Portfolio
Fund	MD	9	Morgan Stanley Institutional Fund, Inc. – Frontier Emerging Markets Portfolio
Fund	MD	10	Morgan Stanley Institutional Fund, Inc. – Fundamental Multi-Cap Core Portfolio
Fund	MD	11	Morgan Stanley Institutional Fund, Inc. – Global Advantage Portfolio
Fund	MD	12	Morgan Stanley Institutional Fund, Inc.– Global Concentrated Portfolio
Fund	MD	13	Morgan Stanley Institutional Fund, Inc.– Global Core Portfolio
Fund	MD	14	Morgan Stanley Institutional Fund, Inc. – Global Discovery Portfolio
Fund	MD	15	Morgan Stanley Institutional Fund, Inc. – Global Franchise Portfolio
Fund	MD	16	Morgan Stanley Institutional Fund, Inc. – Global Infrastructure Portfolio
Fund	MD	17	Morgan Stanley Institutional Fund, Inc. – Global Insight Portfolio
Fund	MD	18	Morgan Stanley Institutional Fund, Inc. – Global Opportunity Portfolio
Fund	MD	19	Morgan Stanley Institutional Fund, Inc. – Global Quality Portfolio
Fund	MD	20	Morgan Stanley Institutional Fund, Inc. – Global Real Estate Portfolio
Fund	MD	21	Morgan Stanley Institutional Fund, Inc. – Growth Portfolio
Fund	MD	22	Morgan Stanley Institutional Fund, Inc. – Insight Portfolio
Fund	MD	23	Morgan Stanley Institutional Fund, Inc. – International Advantage Portfolio
Fund	MD	24	Morgan Stanley Institutional Fund, Inc. – International Equity Portfolio
Fund	MD	25	Morgan Stanley Institutional Fund, Inc. – International Opportunity Portfolio
Fund	MD	26	Morgan Stanley Institutional Fund, Inc. – International Real Estate Portfolio
Fund	MD	27	Morgan Stanley Institutional Fund, Inc. – Multi-Asset Portfolio
Fund	MD	28	Morgan Stanley Institutional Fund, Inc. – Small Company Growth Portfolio
Fund	MD	29	Morgan Stanley Institutional Fund, Inc. – US Core Portfolio
Fund	MD	30	Morgan Stanley Institutional Fund, Inc. – U.S. Real Estate Portfolio
			Morgan Stanley Variable Insurance Fund, Inc. – 11 underlying funds:
Fund	MD	1	Morgan Stanley Variable Insurance Fund, Inc. – Core Plus Fixed Income Portfolio
Fund	MD	2	Morgan Stanley Variable Insurance Fund, Inc. – Emerging Markets Debt Portfolio
Fund	MD	3	Morgan Stanley Variable Insurance Fund, Inc. – Emerging Markets Equity Portfolio
Fund	MD	4	Morgan Stanley Variable Insurance Fund, Inc. – Global Franchise Portfolio
Fund	MD	5	Morgan Stanley Variable Insurance Fund, Inc. – Global Infrastructure Portfolio
Fund	MD	6	Morgan Stanley Variable Insurance Fund, Inc. – Global Real Estate Portfolio
Fund	MD	7	Morgan Stanley Variable Insurance Fund, Inc. – Global Strategist Portfolio
Fund	MD	8	Morgan Stanley Variable Insurance Fund, Inc. – Growth Portfolio
Fund	MD	9	Morgan Stanley Variable Insurance Fund, Inc. – Mid Cap Growth Portfolio
Fund	MD	11	Morgan Stanley Variable Insurance Fund, Inc. – U.S. Real Estate Portfolio
Fund	MD		Morgan Stanley European Equity Fund Inc.
Fund	MD		Morgan Stanley Liquid Asset Fund Inc.

SCHEDULE A (as of May 1, 2017)
Type of Entity:	Jurisdiction
			Morgan Stanley Institutional Liquidity Funds – 7 underlying funds:
Trust	MA	1	Morgan Stanley Institutional Liquidity Funds – Government Portfolio
Trust	MA	2	Morgan Stanley Institutional Liquidity Funds – Government Securities Portfolio
Trust	MA	3	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio
Trust	MA	4	Morgan Stanley Institutional Liquidity Funds – Prime Portfolio
Trust	MA	5	Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio
Trust	MA	6	Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio
Trust	MA	7	Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio
Trust	MA		Morgan Stanley Select Dimensions Investment Series – Mid Cap Growth Portfolio
			Morgan Stanley Variable Investments Series – 4 underlying funds:
Trust	MA	1	Morgan Stanley Variable Investment Series – European Equity Portfolio
Trust	MA	2	Morgan Stanley Variable Investment Series – Income Plus Portfolio
Trust	MA	3	Morgan Stanley Variable Investment Series – Limited Duration Portfolio
Trust	MA	4	Morgan Stanley Variable Investment Series – Multi Cap Growth Portfolio
Trust	MA		Active Assets Government Trust
Trust	MA		Active Assets Prime Trust
Trust	MA		Morgan Stanley Mortgage Securities Trust
Trust	MA		Morgan Stanley California Tax-Free Daily Income Trust
Trust	MA		Morgan Stanley Global Fixed Income Opportunities Fund
Trust	MA		Morgan Stanley Multi Cap Growth Trust
Trust	MA		Morgan Stanley New York Municipal Money Market Trust
Trust	MA		Morgan Stanley Tax-Free Daily Income Trust
Trust	MA		Morgan Stanley U.S. Government Money Market Trust
Trust	MA		Morgan Stanley U.S. Government Securities Trust